EXHIBIT 32

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven W. King, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Peregrine Pharmaceuticals, Inc. on Form 10-K for the year ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Peregrine Pharmaceuticals, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ STEVEN W. KING
Name:	Steven W. King
Title:	President & Chief Executive Officer, and Director
Date:	July 14, 2011

I, Paul J. Lytle, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Peregrine Pharmaceuticals, Inc. on Form 10-K for the year ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Peregrine Pharmaceuticals, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ PAUL J. LYTLE
Name:	Paul J. Lytle
Title:	Chief Financial Officer
Date:	July 14, 2011

A signed original of this written statement required by Section 906 has been provided to Peregrine Pharmaceuticals, Inc. and will be retained by Peregrine Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.